(Loss)/earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share, Basic and Diluted [Abstract]
(Loss)/earnings per Share
(Loss)/earnings Per Share

Diluted (loss)/earnings per share is the same as basic (loss)/earnings per share. There are no other potentially dilutive shares. The computation of basic (loss)/earnings per share is presented as follows:

	December 31,
	2016	2017	2018
Net (loss)/income	$(55,966)	$(84,679)	$27,684
Less preferred dividend paid and accrued	14,025	12,316	11,384
Less preferred deemed dividend	—	2,146	—
Net (loss)/income available to common shareholders	(69,991)	(99,141)	16,300
Weighted average number of shares, basic and diluted	84,526,411	100,932,876	101,604,339
(Loss)/earnings per share in U.S. Dollars, basic and diluted	(0.83)	(0.98)	0.16